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                                 IMAGICTV INC.

                           EMPLOYEE SHARE OPTION PLAN
                           --------------------------

1.   Purpose of the Plan
     -------------------

     The purpose of the ImagicTV Inc. (the "Corporation") Employee Share Option Plan (the "Plan") is to provide a means whereby the Corporation, by issuing options ("Options") to purchase Class C Common Non-Voting shares of the Corporation (the "Plan Shares") to current and future eligible employees, consultants, managers, and directors (each an "Optionholder") of the Corporation or its Affiliates (as defined in the Canada Business Corporations Act), may motivate Optionholders to exert their best efforts on behalf of the Corporation.

2.   Number of Shares Available under the Plan
     -----------------------------------------

(a) The maximum aggregate number of Plan Shares, subject to adjustment as provided in clause (b) hereof, for which Options may be granted by the Corporation under the Plan shall be 2,289,622 Class C Common Non-Voting shares or such greater number of shares reserved from time to time by the Board of Directors of the Corporation (the "Board") for issue under the Plan.

(b) In the event of any change in the issued shares of the Corporation, of either voting or non-voting shares, ("Shares"), by reason of any recapitalization, consolidation, Share-split or any similar change, the number and kind of shares which thereafter may be offered and sold to Optionholders under the Plan pursuant to Options may be appropriately adjusted consistent with such change in such manner as the Board may deem equitable. For greater certainty, no adjustment under this clause (b) shall be required upon any dilution due to new investment in the Corporation through the issuance of new Shares.

(c) If an offer to purchase all of the Shares or substantially all of the assets of the Corporation (the "Offer") is accepted by shareholders holding at least fifty-one percent (51%) of the Class A Common Voting shares, the Board may, in its sole discretion, deal with the Options issued under the Plan in the manner it deems fair and reasonable in light of the circumstances of the Offer. Without limiting the generality of the foregoing, in connection with the closing of a sale pursuant to an Offer, the Board may, without any action or consent required on the part of any Optionholder, (i) deem any or all Options (whether exercisable or not) under the Plan to have been exercised and the underlying Plan Shares to have been tendered to the Offer, and apply a portion of the Optionholder's proceeds from the closing of the Offer to the Exercise Price payable by that Optionholder for the exercise of his or her Options, (ii) cancel the Options and pay to a Optionholder the amount that the Optionholder would have received, after deducting the Exercise Price of the Options, had the Options been exercised and the underlying Plan Shares sold pursuant to the Offer, (iii) exchange unexercisable Options, or any portion of them, for options to purchase shares in the capital of
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the acquiror or any corporation which results from an amalgamation, merger or similar transaction involving the Corporation made in connection with the closing of a sale pursuant to the Offer or (iv) take such other actions, and combinations of the foregoing actions, as it deems fair and reasonable under the circumstances.

3.   Administration of the Plan
     --------------------------

     The Plan shall be administered by the Board. The Board may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable. Furthermore, the Board may, in its discretion, supercede the terms of the Plan pursuant to the terms of any individual option agreement made under the Plan. Any interpretation, determination or other action made or taken by the Board shall be final and binding on all parties concerned. In this Plan and in the Exhibits hereto any word importing the masculine gender includes the feminine gender.

4.   Operation of the Plan
     ---------------------

(a)       General Operation.  Under the Plan, Options to purchase Plan Shares
          -----------------
may be granted to Optionholders (including eligible employees of the Corporation as determined under clause (b) hereof). The actual number of Options to purchase Plan Shares to be granted to each Optionholder, the Exercise Price, the Date of Grant, the Vesting Commencement Date (all as defined in the Share Option Agreement between the Optionholder and the Corporation pursuant to which the Options were granted to the Optionholder (the "Option Agreement")), and such other terms and conditions of the Option will be determined from time to time by the Board in its sole discretion.

(b)       Eligibility of Optionholders.  In order to become eligible to
          ----------------------------
participate in the Plan, an Optionholder must be an employee, manager, consultant, or director of the Corporation or its Affiliates.

(c)       Termination.
          -----------

     (i) Unless otherwise determined by the Board, if an Optionholder's employment, engagement, or association with the Corporation terminates for any reason, other than death, disability, or retirement, any Option held by such Optionholder shall thereupon immediately terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of either 60 days or the balance of the Option term. Notwithstanding the foregoing, if an Optionholder's employment, engagement, or association with the Corporation terminates for cause, any Option held by such Optionholder shall thereupon immediately terminate, whether exercisable or not, provided that the Corporation will be required to honour the issuance of exercisable Options for which a Notice of Exercise was given to the Corporation prior to the notice of termination.
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     (ii) If an Optionholder's employment, engagement, or association with the
     Corporation terminates by reason of death, disability or retirement, any Option held by such Optionholder may thereafter be exercised by the Optionholder or his legal representatives, to the extent exercisable at the time of such death, disability or retirement, as applicable, or to such other extent as the Board may determine, for a period of 60 days (in the event of retirement), six (6) months (in the event of disability), or 12 months (in the event of death), or such other period as the Board may specify, from the date of such death, disability or retirement, or until the expiration of the stated term of such Option, whichever period of the shorter.

(d)       Improper Transfer
          -----------------

     Options granted under the Plan are not assignable or transferable by the Optionee or subject to any other alienation, sale, pledge or encumbrance by such Optionee except by will or by the laws of descent and distribution. During the Optionee's lifetime, Options shall be exercisable only by the Optionee. The obligations of each Optionee shall be binding on his or her heirs, executors and administrators.

(e)  Exercise of Options.
     -------------------

     (i) Unless otherwise specified by the Board at the time of granting an Option, and except as otherwise provided in this Plan, each Option shall be exercisable in the following instalments:

Percentage of Total Number of Plan           Exercise Period
Shares Which May Be Purchased

25% From the first anniversary of the VCD to and including the seventh anniversary of the VCD.

25% From the second anniversary of the VCD to and including the seventh anniversary of the VCD.

25% From the third anniversary of the VCD to and including the seventh anniversary of the VCD.

25% From the fourth anniversary of the VCD to and including the seventh anniversary of the VCD.

As stated in the Option Agreement, the "VCD" shall mean the Vesting Commencement Date which is the Date of Grant (being the date that the Options were granted to the Optionholder) or such date as set by the Board, but it shall not be earlier than the date of commencement of employment, engagement or association with the Corporation by the Optionholder.
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     (ii) Once an instalment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified herein or by the Board. Each Option or instalment may be exercised at any time or from time to time, in whole or in part, for up to the total number of Plan Shares with respect to which it is then exercisable. The Board shall have the right to accelerate the date upon which any instalment of any Option is exercisable. Subject to any accelerated termination as set forth in this Plan, each Option shall, unless otherwise specified by the Board, expire on the seventh (7th) anniversary of its VCD provided that, in no event, shall the Exercise Period of an Option exceed seven (7) years from its VCD.

(f)  Exercise Price.  The Exercise Price for the Plan Shares offered to
     --------------
Optionholders pursuant to Options under the Plan will be determined from time to time by the Board with reference to the value of the Corporation and the number of Shares issued and outstanding. If, as and when any Plan Shares have been duly purchased and paid for in cash under the terms of an Option granted under the Plan and in accordance with the terms of such Option and this Plan, such Plan Shares shall be conclusively deemed allotted as fully paid and non-assessable Shares at the price paid therefor.

(g)  No Rights as Shareholder.  No Optionholder shall have any rights as a
     ------------------------
shareholder with respect to any Plan Shares prior to the date of issuance to him of a certificate or certificates for such Plan Shares.

(h)  No Rights to Continued Employment.  The Plan and any Options or Plan Shares
     ---------------------------------

offered or sold under the Plan shall not confer upon any Optionholder who is an employee any right with respect to continuance of employment with the Corporation, nor shall they interfere in any way with the right of the Corporation to terminate an Optionholder's employment.

(i)  Non-transferability. Subject to section 4(d) herein, any Options granted
     -------------------
under this Plan may only be exercised during the lifetime of the Optionholder by such Optionholder personally and no assignment or transfer of Options whether voluntary, involuntary, by operation of law or otherwise, shall vest any interest or right in such Options whatsoever in any assignee or transferee, and immediately upon any assignment or transfer, or any attempt to make the same, such Options shall terminate and be of no further force or effect.

(j)  Conditions of Exercise. Each Optionholder shall agree that, prior to and as
     ----------------------
a condition of the exercise by him or her of any Options granted pursuant to this Plan, the Optionholder shall become a party to and be bound by the Unanimous Shareholders Agreement dated as of !December 17, 1999, as amended from time to time, among all of the shareholders of the Corporation, a copy of the current version of which is attached hereto as Schedule 1. In addition, each Optionholder shall, when requested to do so by the Corporation, sign and deliver all such documents relating to the granting or exercise of Options deemed necessary or desirable by the Corporation. In the event that an Optionholder refuses or neglects to so execute any transfers, consents, or other documents as required
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pursuant to this Plan, the Optionholder hereby irrevocably appoints the Chief
Executive Officer of the Corporation as his or her true and lawful attorney to execute any such documentation.

(k)  Conditions of Grant of Options: Each Optionholder shall agree that, prior
     ------------------------------
to and as a condition of being granted any Options pursuant to this Plan, the Optionholder shall agree to be bound by the terms of the Confidentiality and Proprietary Rights Policy attached hereto as Schedule 2 and forming part of this Plan, as amended from time to time. In addition, each Optionholder shall, when requested to do so by the Corporation, sign and deliver all such documents relating to implementation of the Confidentiality and Proprietary Rights Policy deemed necessary or desirable by the Corporation. In the event that an Optionholder refuses or neglects to so execute any transfers, consents, or other documents as required pursuant to this Plan, and in particular, the Confidentiality and Proprietary Rights Policy, the Optionholder hereby irrevocably appoints the Chief Executive Officer of the Corporation as his or her true and lawful attorney to execute any such documentation.


5.   Manner of Exercising Option
     ---------------------------

(a) When Options are exercisable under this Plan, an Optionholder must take the following actions:

     (i) Execute and deliver to the Corporation a Notice of Exercise for the Plan Shares for which the Option is exercised in the form as attached to the Option Agreement.

     (ii) Pay the aggregate Exercise Price (as set out in the Option Agreement) for the purchased Plan Shares by cash or cheque made payable to the Corporation.

     Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation the Notice of Exercise delivered to the Corporation in connection with the Option exercise.

     (iii) Furnish to the Corporation appropriate documentation that the Optionee (or his/her heirs, successors or assigns) has the right to exercise this Option.

     (iv) Make appropriate arrangements with the Corporation for the satisfaction of all income tax requirements applicable to the Option exercise.

           (a) As soon as practical after the Exercise Date, the Corporation shall issue to the Optionholder a certificate for the purchased Plan Shares.

          (b)  In no event may this Option be exercised for any fractional shares.
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6.   Withholding Taxes.  The exercise of each Option granted under this Plan
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shall be subject to the condition that, if at any time, the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in respect of such exercise, such exercise shall not be effective unless such withholding has been effected to the satisfaction of the Corporation. In such circumstances, the Corporation may require an Optionholder to pay to the Corporation, in addition to and in the same manner as the Exercise Price for the Plan Shares, such amount as the Corporation is obliged to remit to the relevant taxing authority in respect of the exercise of the Option. Any such additional payment shall be due no later than the date as of which any amount with respect to the Option exercised first becomes includable in the gross income of the Optionholder for tax purposes.

7.   Limitation.  The Corporation makes no representation or warranty as to the
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future market value of any Plan Shares issued in accordance with the provisions of the Plan. The Corporation cannot guarantee that the Optionholder will not suffer a loss of all or a portion of his Exercise Price if the Plan Shares diminish in value.

8.   Regulatory Issues.  The obligation of the Board to sell and deliver Plan
     -----------------
Shares in accordance with the Plan is subject to the approval of any governmental authority having jurisdiction or any Share exchanges on which the Shares are or may be listed for trading which may be required in connection with the authorization, issuance or sale of such Plan Shares by the Board and the compliance with all applicable laws, regulations and policies, including without limitation, the Securities Act of New Brunswick, other applicable securities legislation and the Canada Business Corporations Act. If any Plan Shares cannot be issued to any Optionholder for any reason including, without limitation, the failure to obtain such approval, then the obligation of the Corporation to issue such Plan Shares shall terminate and any Exercise Price monies paid by the Optionholder to the Corporation shall be returned to the Optionholder.

9.   Option Agreement
     ----------------

     The Corporation shall grant Options to the Optionholder pursuant to such form of option agreement as the Board may approve from time to time.

10.  Amendment and Termination of the Plan
     -------------------------------------

     (i) This Plan amends and restates the "Key Employee Share Option Plan" effective as of February 3, 1998, (the "Initial Plan") and, to the extent that there are any discrepancies between the terms and conditions of the Initial Plan with the Plan, the terms of the Plan will prevail and all Optionholders granted Options under the Initial Plan have provided their consent to this amendment. For greater certainty, the terms of this Plan apply to all Options, whether granted pursuant to the terms of the Initial Plan or this Plan.
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     (ii) Notwithstanding anything else contained in the Plan, the Board, may from time to time amend, suspend or terminate the Plan, provided that no such amendment, suspension or termination shall detract, or purport to detract, from rights previously granted to an Optionholder under the Plan without the consent of the Optionholder.

11.  Governing Law
     -------------

     The Plan is established under the laws of the Province of New Brunswick, and the rights of all parties in the construction and effect of each provision of the Plan and each Option Agreement made pursuant hereto shall be according to the laws of the Province of New Brunswick. The parties hereby attorn to the non-exclusive jurisdiction of the courts of the Province of New Brunswick in respect of any dispute arising under the Plan and any Option Agreement made pursuant hereto.



Dated as of December 17/th/, 1999.

                                        ImagicTV Inc.


                                        ______________________________________
                                        President
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                              NOTICE OF EXERCISE


          I,             , Optionholder, hereby notify ImagicTV Inc. (the
"Corporation") that I elect to purchase _____________ shares of the Corporation's Class C Common Non-Voting shares (the "Plan Shares") at the Option exercise price of $___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1999 Employee Share Option Plan (the "Plan") on _______________, 199____ (Date of Grant).

          Concurrently with the delivery of this Notice of Exercise to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Plan Shares in accordance with the provisions of the Plan and shall deliver whatever additional documents may be required by the Plan as a pre-condition for such exercise. I understand and agree that the receipt of the Plan Shares is conditional upon my becoming a party to the Unanimous Shareholders Agreement of the Corporation, if I am not already a party thereto.

___________________, 200_             _________________________________________
Date                                  Optionholder Name

                                      _________________________________________
                                      Signature

                                      Address:_________________________________

                                              _________________________________

Print name in exact manner it is to
appear on the Share certificate:      _________________________________________

Address to which certificate          _________________________________________
is to be sent, if different
from address above:                   _________________________________________



Social Insurance Number:              _________________________________________

Accepted:

ImagicTV Inc.

By: _________________________________________

Its: ________________________________________